United States

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                          Date of Report: July 20, 2000

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105


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Item 5.   Other Events

Attached as an exhibit is a press release issued by SBC Communications Inc. on July 20, 2000 announcing second quarter earnings for 2000.

Item 7.    Financial Statements and Exhibits

99-a July 20, 2000 Press Release-Strong Revenue, Wireless and Data Growth Power SBC's Second-Quarter Performance



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                                  EXHIBIT INDEX

Exhibit Number

99-a July 20, 2000 Press Release-Strong Revenue, Wireless and Data Growth Power SBC's Second-Quarter Performance




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                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SBC Communications Inc.


                                                 /s/ Robert B. Pickering
                                                 ---------------------------
                                                 Robert B. Pickering
                                                 Senior Vice President-Finance
                                                   (Corporate)



July 28, 2000